J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Market Expansion Index Fund
(Class A Shares)

(a series of JPMorgan Trust II)

Supplement dated August 12, 2010
to the Class A, Class B, Class C & Select Class Shares
Prospectus dated November 1, 2009, as supplemented

The double asterisk footnote in the section “How to Do Business with the Funds — Sales Charges — Class A Shares” is hereby deleted in its entirety and replaced with the following:

If you purchase $1 million or more of Class A Shares of the Funds (other than the JPMorgan Market Expansion Index Fund) and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase and 0.50% if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. If you purchase $1 million or more of Class A Shares of the JPMorgan Market Expansion Index Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.25% of the purchase price if you redeem any or all of the Class A Shares of the Fund during the first 12 months after purchase. These charges apply to all your purchases, except for those purchases prior to 11/1/09, when the Distributor received notice before you invested that your Financial Intermediary was waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

SUP-MEI-810

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE